UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

L3 TECHNOLOGIES, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37975	13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2018, L3 Technologies, Inc. (the “Company”) held its 2018 Annual Meeting as described in the definitive proxy statement for the Annual Meeting filed on March 26, 2018. A quorum was present at the meeting as required by the Company’s Amended and Restated Bylaws. The chart below sets forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders:

Proposal 1 – Election of Directors

The following nine directors were elected to the Board of Directors of the Company to serve as directors until the 2019 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Claude R. Canizares	61,565,338	2,082,863	599,550	6,420,386
Thomas A. Corcoran	61,417,955	2,309,535	520,261	6,420,386
Ann E. Dunwoody	62,531,309	1,203,683	512,759	6,420,386
Lewis Kramer	62,529,540	1,084,075	634,136	6,420,386
Christopher E. Kubasik	61,241,859	2,089,195	916,697	6,420,386
Robert B. Millard	61,382,302	2,241,699	623,750	6,420,386
Lloyd W. Newton	62,621,920	1,076,990	548,841	6,420,386
Vincent Pagano, Jr.	61,504,915	2,177,753	565,083	6,420,386
H. Hugh Shelton	62,246,414	1,408,487	592,850	6,420,386

Proposal 2 – Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified.

Votes For	Votes Against	Votes Abstained
68,561,023	1,727,581	379,533

Proposal 3 – Approve, in a non-binding, advisory vote, the compensation paid to our named executive officers

The shareholders approved in a non-binding, advisory vote, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,495,558	4,036,999	715,194	6,420,386

Proposal 4 – Approve a shareholder proposal to allow shareholders to take action by written consent

The shareholders approved the shareholder proposal to allow shareholders to take action by written consent.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,268,791	8,693,923	285,037	6,420,386

The Company’s March 26, 2018 proxy statement also included a shareholder proposal to adopt greenhouse gas emissions reduction targets.  This proposal, however, was not presented at the 2018 Annual Meeting by a representative of the proponent and, therefore, was not acted upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

	By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: May 8, 2018